EXHIBIT 32.1

CERTIFICATION BY KEVIN J. MCNAMARA
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of Chemed Corporation (“Company”), does hereby certify that:

1)
the Company’s Quarterly Report of Form 10-Q for the quarter ending September 30, 2008 (“Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	October 23, 2008	/s/ Kevin J. McNamara
Kevin J. McNamara (President and Chief Executive Officer)

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